NEOS Bitcoin High Income ETF

BTCI

(a series NEOS ETF Trust)

December 5, 2024

Supplement to the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) dated October 8, 2024

Effective immediately, as part of the Fund’s principal investment strategy, the Fund may trade options on the Cboe Bitcoin U.S. ETF Index, Cboe Mini Bitcoin U.S. ETF Index, and exchange-traded grantor trusts with direct exposure to bitcoin.

This Supplement dated December 5, 2024, provides relevant information for all shareholders and should be retained for future reference. The Fund’s Summary Prospectus, Prospectus and the Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated by reference and can be obtained without charge by calling the Fund at (833) 833-1311.